                         STONEBRIDGE GROWTH FUND, INC.

                         370 17th Street, Suite 3100
                            Denver, Colorado  80202

                                 (800) 639-3935


                                   PROSPECTUS


Stonebridge Growth Fund, Inc. (the "Fund") is a no-load, diversified, open-end investment company. Its investment objectives are long-term growth of capital and increased future income through investment primarily in common stocks. The Fund uses certain other investment techniques in an effort to enhance income and reduce market risks. Shares may be purchased directly from the Fund without a sales charge or underwriting commission.



           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE  COMMISSION, NOR HAS THE
              SECURITIES AND EXCHANGE COMMISSION  PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.



                THE INVESTOR IS ADVISED TO READ THIS PROSPECTUS
                     AND TO RETAIN IT FOR FUTURE REFERENCE.

THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT INVESTORS SHOULD KNOW ABOUT THE FUND PRIOR TO INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS HEREBY INCORPORATED BY REFERENCE. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING THE FUND.


                    This Prospectus is dated March 30, 1998

                                  PROSPECTUS

                               TABLE OF CONTENTS


Summary of Expenses...................................................... 3

Financial Highlights..................................................... 4

What is the Fund?........................................................ 5

Objectives and Investment Policies....................................... 5

Management of the Fund...................................................10

Capital Stock............................................................12

Reports to Stockholders..................................................12

Distributions and Taxes..................................................12

How to Invest............................................................13

How to Redeem Fund Shares................................................15

General Account Policies.................................................17

                              SUMMARY OF EXPENSES

  This table and Example below is designed to assist stockholders in understanding the various fees and expenses associated with investing in the Fund. Actual expenses may be greater or less than those shown.

  STOCKHOLDER TRANSACTION EXPENSES are charges you pay when buying, exchanging, or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES, which are based on amounts incurred for the year ended November 30, 1997, are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general fund administration, shareholder servicing, accounting and other services. For more complete descriptions of shareholder transaction expenses and the Fund's operating expenses, see "General Account Policies" and "Management of the Fund" in this prospectus and the financial statements and related notes included in the Statement of Additional Information.

  If you own shares through certain service organizations, you may pay account charges in connection with the maintenance of your account at the service organization. These account charges are in addition to the expenses shown below.

  STOCKHOLDER TRANSACTION EXPENSES


       Maximum Sales Load Imposed on Purchases (as a
          percentage of offering price)................   none

       Maximum Deferred Sales Load (as a percentage
          of original purchase price or redemption
          proceeds, as applicable).....................   none

       Maximum Sales Load Imposed on Reinvested
          Dividends (as a percentage of Offering
          price).......................................   none

       Redemption Fees (as a percentage of amount
          redeemed, if applicable)*....................   none

       Exchange Fee....................................   none

  ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)


       Management Fees.................................   0.75%
       12b-1 Fees......................................   none
       Other Expenses (audit, legal, stockholder services,
          transfer agent, custodian, and
          miscellaneous)...............................   0.75%

          Total Fund Operating Expenses................   1.50%

___________________
* A $10 per transaction fee may be imposed on redemption by wire transfer.


         EXAMPLE            1 YEAR    3 YEARS   5 YEARS   10 YEARS
         -------            ------    -------   -------   --------
You would pay the following
total fees and expenses on
a $1,000 investment,
assuming
(1)  5% annual return* and
(2)  redemption at the end
     of each time period:      $15       $48       $82      $180

_____________
* Use of this assumed annual return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.

FINANCIAL HIGHLIGHTS

  The information in the following table for the years ended November 30, 1997, 1996, 1995, 1994, 1993 and 1992 has been audited by Hein + Associates LLP, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Fund's Annual Report to Stockholders incorporated by reference into the Statement of Additional Information. The per share data and ratios for each of the five years in the period ended November 30, 1991, were audited by other auditors whose report dated December 20, 1991, expressed an unqualified opinion on those selected per share data and ratios. Further information about the performance of the Fund is contained in the Fund's Annual Report to Stockholders for the year ended November 30, 1997 which may be obtained from the Fund without charge by contacting ALPS Mutual Funds Services, Inc. or Stonebridge Growth Fund, Inc. at (800) 639-3935.

                 (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                                                    YEAR ENDED
                                                                    NOVEMBER 30,
                             ------------------------------------------------------------------------------------------------
                              1997     1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
 Beginning of Year.........  $ 16.56   $ 14.36 $ 12.61  $ 12.62  $ 14.78  $ 14.84  $ 12.55  $ 14.18  $ 11.70  $ 11.04  $ 13.08

Income From Operations
Net Investment Income......      .02       .10     .17      .07      .06      .15      .20      .22      .20      .12      .09

Net Gains or Losses on
 Securities (both realized
 and unrealized)...........     2.90      2.83    2.34      .29     (.19)    1.10     2.64     (.16)    2.91     1.79     (.68)

Total From Investment
 Operations................     2.92      2.93    2.51      .36     (.13)    1.25     2.84      .06     3.11     1.91     (.59)

Less Distributions

Dividends (from net
 investment income)........     (.28)     (.17)   (.07)    (.07)    (.15)    (.21)    (.22)    (.21)    (.13)    (.10)    (.13)

Distributions (from
 capital gains)............    (1.51)     (.56)   (.69)    (.30)   (1.88)   (1.10)    (.33)   (1.48)    (.50)   (1.15)   (1.32)

Net Asset Value, End of
 Year......................  $ 17.69   $ 16.56 $ 14.36  $ 12.61  $ 12.62  $ 14.78  $ 14.84  $ 12.55  $ 14.18  $ 11.70  $ 11.04
                             =================================================================================================
Total Return...............    19.79%    21.46%  23.50%    2.81%   (1.22)%   8.29%   23.53%     .46%   27.89%   18.37%   (5.22%)

Ratios and Supplemental Data

Net Assets, End of Year
 (in 000's)................  $42,380   $39,602 $34,775  $30,775  $32,448  $34,560  $33,710  $29,491  $31,167  $26,829  $24,294

Ratio of Expenses to
 Average Net Assets........     1.50%     1.47%   1.49%    1.64%    1.60%    1.50%    1.48%    1.70%    1.69%    1.70%    1.65%

Ratio of Net Income to
 Average Net Assets........      .11%      .67%   1.27%     .53%     .50%     .99%    1.46%    1.69%    1.52%    1.04%     .64%

Portfolio Turnover*........       41%       45%     38%      36%      56%      45%      22%      64%      83%      32%      68%

Average Commission Rate
 Paid**....................  $ .1221   $ .1359

 * A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

WHAT IS THE FUND?

  Stonebridge Growth Fund, Inc. (the "Fund") is an investment company which was organized in the State of Delaware. Purchasers of the Fund's shares invest in a company that itself invests in securities. The Fund is an open-end investment company because, upon demand of an investor, the Fund has a legal duty to redeem its shares held by the investor and to pay the investor the net asset value of the shares. See "How to Invest" and "General Account Policies." The Fund makes investments in various securities and is a type of management company commonly known as a mutual fund.

  The purpose of the Fund is to provide investors with an opportunity to acquire an interest in a comprehensive common stock program under the continuous supervision of impartial and experienced professional investment management. Investment companies operate in accordance with their objectives and policies. The Fund's investment objectives and policies are set forth below under "Objectives and Investment Policies."

  With respect to the purchase and sale of investments, the Fund receives investment advice and other services from Stonebridge Capital Management, Incorporated (the "Adviser"), which is paid a fee pursuant to its contract with the Fund approved by the shareholders at the August 1, 1997 annual meeting. See "Management of the Fund - Investment Adviser" for a discussion of the Adviser. The Fund pays costs including custodian, management, transfer agency fees, audit and legal fees, brokerage fees and fees for certain administrative services.

     The value of the Fund's shares, which are priced daily, fluctuates with the value of the securities in which the Fund invests. When the Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their cost. The Fund will earn dividend or interest income to the extent that it receives dividends and interest from its investments.

     The Fund offers its shares to the public at net asset value on a continuous basis. Such shares have been qualified for sale in the majority of the United States.

OBJECTIVES AND INVESTMENT POLICIES

     The Fund principally seeks long term growth of capital and increased future income through investment primarily in common stocks. Immediate income return is a secondary consideration. In order to achieve its investment objectives, the Fund invests primarily in the common stocks of those companies that, based upon in-depth fundamental research, appear to have the potential to achieve growth in sales, earnings per share, and ultimately in dividends at a rate greater than that of the overall economy and the rate of inflation. The Fund's Adviser believes that companies that are able to achieve above average records of growth will eventually be rewarded by higher prices for their stocks. These companies may be large or small and there are no restrictions on the market capitalization of a company in which the Fund may invest. However, investors should be aware that during periods of poor economic performance or adverse market conditions, common stocks and hence the per share value of the Fund may not reflect favorable earnings trends. In addition, the securities of smaller companies may be subject to more volatile market movements and greater risk than the securities of more well-established companies.

     The Fund's Adviser selects securities by studying macro-economic and industry trends to determine where the best opportunities for growth might be found. Companies operating within these high growth areas of the economy are carefully analyzed to determine their particular strengths and weaknesses, as well as their global competitive position. Generally, a company that has the ability to achieve superior growth will have the following characteristics: it will be a leader in its industry; have a proprietary product or service; spend heavily on research and development; have a strong balance sheet with little or no debt; and have a superior return on equity. Fundamental valuation measures are used to determine the best relative values given present market prices of stocks being considered for the Fund.

     The Fund's investment policy is based upon the conviction of management that the long-term growth and prosperity of American business will continue. Management seeks to attain the objectives of the Fund primarily through the ownership of securities of companies which possess potential growth in the years ahead or appear to have good prospects for increased earnings and dividends and through the use of certain other investment techniques in an effort to enhance income and reduce market risks. There can be no assurance that these objectives will be achieved since all investments are subject to risk in varying degrees. Such objectives are a fundamental policy which can be changed by the Board of Directors of the Fund only with approval of the stockholders.

     It is the policy of the Fund, which may not be changed without approval of a majority of the outstanding voting securities of the Fund, to diversify its investments and not to concentrate its assets in any one industry. Diversification and non-concentration tend to reduce, though they do not eliminate, the market risk inherent in all securities. At the same time they broaden investment opportunities.

     While it is the general policy of the Fund to be fully invested in common stocks, under certain circumstances investments may be made in other types of securities such as convertible and non-convertible bonds, preferred stocks, stock index and foreign currency futures, options on stocks and stock indexes, American Depository Receipts and securities of investment companies and foreign issuers. The policy of the Fund is that neither investments in bonds nor investments in preferred stocks will exceed 5% of the Fund's total assets. For a discussion of the Fund's investments in futures, options, American Depository Receipts and securities of foreign issuers, see "Foreign Investments" and "Hedging and Income Enhancement Strategies" below.

     In addition, during adverse or transition periods in the stock market, reserves may be held without percentage limitation in order to protect and preserve the assets of the Fund. These temporary defensive reserves will be invested in money market instruments, including U.S. Treasury bills, repurchase agreements secured by U.S. Government securities, certificates of deposit, high grade bankers' acceptances, and high grade commercial paper with a maximum maturity of not more than one year.

     The Fund may not invest an amount which exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of government securities.

     The Fund does not trade actively for a quick profit which is derived in a short period of time between the purchase and sale of a security. However, changes are made in the portfolio whenever such action appears advisable. During periods of broad economic growth, emphasis is placed on seeking investments in leading companies in those industries that are expected to lead the expansion. During periods when the economy is sluggish, emphasis is placed on seeking to invest in companies selected because of their individual prospects for improved earnings. In recent years, companies that have provided unusual investment opportunities notwithstanding a sluggish economy have often been found to be among the leaders in the development of new technologies in their respective industries. Management approaches these decisions with essentially the point of view of long-term investing, but securities may occasionally be sold for investment reasons even though they have been held for short periods. Therefore, there may be a limited number of short-term transactions. This flexibility gives management freedom to adjust the portfolio to changing business conditions.

Because of this policy, it is anticipated that the annual portfolio turnover will normally be in the range of 25% to 75%. A 50% turnover rate would occur, for example, if one-half of the Fund's portfolio were replaced in a period of one year. The rate of portfolio turnover for the most recent fiscal year ended November 30, and for prior fiscal years appears in the table of Financial Highlights above. Brokerage cost to the Fund is commensurate with the rate of portfolio activity. The investor should consider the tax consequences of these policies as discussed in the section "Distribution and Taxes" below.

     COMMON STOCKS. Investments in common stocks have over the long term provided returns superior to those achieved through investment in bonds or money market instruments. However, in the short to intermediate term, returns can vary substantially from year to year and it is probable that there will be periods when the net asset value of the Fund will decline. Diversification and temporary reserves can be expected to reduce the risks inherent in investing in common stocks but will not eliminate such risk. Accordingly, investors should be prepared and able to maintain their investment in the Fund during periods when the market declines. In addition, while maintaining the purchasing power of the capital of the Fund is an important consideration of the management in the determination of the Fund's investment policy, there can be no assurance that investors in the Fund will be protected from the effects of inflation. An additional risk factor peculiar to investment in the Fund arises from the fact that long-term growth is sought by the Fund at the possible expense of short term profits.

     FOREIGN INVESTMENTS. The Fund may invest up to 20% of its total assets, either directly or indirectly through investments in American Depository Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United Stated dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield in such securities. ADR's may be sponsored by a foreign issuer or may be unsponsored (organized independently from the foreign issuer).

     Although the Fund is authorized to invest in any kind of investment company, it intends to limit its investments to securities of closed-end investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund currently intends to limit such investments so that, immediately after such investment: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in closed-end investment companies only in furtherance of its investment objective. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Fund to invest in closed-end investment companies that invest in foreign securities would provide, indirectly greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies, themselves, however, may have policies that are different from those of the Fund and will bear management and other expenses that are similar to those paid by the Fund and which may be greater or lesser in amount than those paid by the Fund. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

     Investing in securities issued by companies whose principal business activities are outside the United States will involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could effect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. The extent to which the Fund will be invested in foreign companies will fluctuate from time to time within the 20% limitation stated above depending on the Adviser's assessment of prevailing market, economic and other conditions.

     HEDGING AND INCOME ENHANCEMENT STRATEGIES. In addition to its investments in securities, the Fund may buy and sell stock and stock index options, stock index and foreign currency futures contracts, and options on futures with respect to all or a portion of its assets. Transactions in such options and futures contracts may afford the Fund the opportunity to hedge against a decline in the value of securities it owns, may provide a means for the Fund to generate additional income on its investments or may provide opportunities for capital appreciation. The Fund may also purchase and sell stock index futures contracts and options to manage cash flow and to attempt to remain fully invested in the stock market. Although the Fund has no specific fundamental limitations on its ability to engage in options and futures contracts, it does not use options or futures contracts for speculative purposes. The Fund may engage in additional hedging techniques as new techniques become available.

     OPTIONS TRANSACTIONS. The Fund may write covered put and call options on stocks and stock indexes to attempt to increase the return on its investments through the receipt of premium income. The Fund also may write put options and purchase call options on stocks and stock indexes to increase its exposure to the stock market when the Fund has cash from new investments or holds a portion of its assets in money market instruments or to protect against an increase in prices of securities it intends to purchase. When the Fund wishes to sell securities because of stockholder redemptions or to protect the value of a security it owns against a decline in market value, it may write call options and purchase put options.

        A call option gives the purchaser, in return for payment of the option premium (the option's current market price), the right to buy the option's underlying security at a specified exercise price at any time during the term of the option. The writer of a call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time the option is exercised. A put option is a similar contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying security at a specified exercise price at any time during the term of the option. The writer of the put receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised. The premium paid for purchasing an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. The Fund intends to limit the aggregate value of the securities underlying the calls or obligations underlying the put options to no more than 25% of the net assets of the Fund taken at market value, determined as of the date the options are written. All options, whether written or purchased, will be listed on a national securities exchange and issued by the Options Clearing Corporation.

        A call option written by the Fund is "covered" if the Fund owns the call option's underlying security or has an absolute and immediate right to acquire that security without the payment of additional consideration (or upon payment of additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it owns. A call option written by the Fund is also covered if the Fund owns, on a share-for-share basis, a call option on the same security whose exercise price is equal to or less than the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the put option's exercise price in a segregated account with its custodian, or else owns, on a share-for-share basis, a put option on the same security whose exercise price is equal to or greater than the put written. Securities held to cover an option may not be sold so long as the Fund remains obligated under the option, unless they are replaced by other appropriate securities.

        A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 or the New York Stock Exchange Composite Index), and the stock index fluctuates with changes in the market value of such stocks. An option on an index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, times a specified multiplier. No actual delivery of the stocks underlying the index is made.

        FUTURES TRANSACTIONS AND OPTIONS ON FUTURES. The Fund may purchase and sell stock index and foreign currency futures contracts (as well as purchase and sell related options on such futures contracts) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

        A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in United States dollars. The Fund may purchase and sell foreign currency futures contracts as a hedge against changes in currency exchange rates when the Fund is invested in the securities of foreign issuers.

        The Fund may not purchase or sell futures contracts and related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract ( or futures option) is traded, plus any premium paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in the money" at the time of purchase. (An option to buy a futures contract is "in the money" if the then current purchase price of the contract that is subject to the option exceeds the exercise or strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.)

        RISKS INHERENT IN TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. In selecting futures contracts and options for the Fund, the Adviser will assess such factors as current and anticipated stock prices and interest rates, the relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Fund's cash flow and cash management needs. If the Adviser judges these factors incorrectly, or if price changes in the Fund's futures or options positions are not well correlated with its other investments, use of the futures contracts and options may leave the Fund in a worse position than if it had not used these strategies. Other risks inherent in the use of options, foreign currency and stock index futures contracts and options on futures contracts include the fact that skills needed to use these strategies are different from those needed to select portfolio securities, the imperfect correlation between movements in the price of the options and futures contracts and movements in the price of the securities or currencies which are the subject of the hedge, the possible absence of a liquid secondary market for any particular instrument at any time and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

      The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment adviser, administrator, transfer agent, custodian and dividend disbursing agent. The day-to-day operations of the Fund (apart from the Adviser's duties as investment adviser) are delegated to the Administrator, subject always to the objectives and policies of the Fund and the general supervision of the Fund's Board of Directors.

INVESTMENT ADVISER

      Stonebridge Capital Management, Incorporated, 1801 Century Park East,
Los Angeles, California 90067, is retained as the Adviser to the Fund pursuant to a written Investment Advisory Agreement. The Investment Advisory Agreement (the "Agreement") was approved by the Board of Directors on April 10, 1997 subject to stockholder approval. The Agreement was approved by the stockholders of the Fund on August 1, 1997.

      The Agreement requires the Adviser to supervise the investment of the assets of the Fund, and place orders with securities broker/dealers for the purchase or sale of securities on behalf of the Fund, subject to the policies and controls of the Board of Directors of the Fund. In doing so, the Adviser is to obtain and evaluate information, reports and studies, some or all of which may be provided to the Adviser by the securities broker/dealers that execute securities transactions for the Fund, for which their compensation may consist solely of the brokerage commissions paid by the Fund.

      As consideration for furnishing such services, the Agreement provides that the Adviser will receive a monthly advisory fee from the Fund at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser has agreed that it will limit the overall annual expenses of the Fund to 1.50% of average annual net assets for the current fiscal year and all future fiscal years through November 30, 2002: any unreimbursed Fund expenses borne by the Adviser in any fiscal year pursuant to this limitation will be reimbursed to the Adviser at any year in the future if after the reimbursement, the expenses of the Fund for such year are less than 1.50% of its average net assets.

      During the fiscal years ended November 30, 1995, 1996 and 1997, the Adviser received from the Fund Manager $97,356, $101,700 and $173,492, respectively, in fees for investment and advisory services pursuant to the Investment Advisory Agreement (or prior investment advisory agreements in effect), representing .3%, .3% and .41%, respectively, of the Fund's net assets in each year.

      The Agreement provides that it shall remain in force and effect for two years and thereafter from year to year so long as such continuance is approved at least annually by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Agreement also provides that it may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities or by the Adviser upon sixty days written notice and that it shall terminate automatically in the event of its assignment.

      The Adviser is owned by six of its employees. Richard C. Barrett, Vice President of the Fund and President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since 1984. Although the organizational arrangements of the Adviser do not require that all investment decisions be made by committee, it is the practice of the Adviser to make such decisions by committee.

ADMINISTRATOR

      ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, is the Administrator of the Fund. The Administration Agreement was approved by the Board of Directors on April 10, 1997.

      The Administration Agreement provides that ALPS will supervise and manage the business of the Fund subject to the direction and control of the officers and directors of the Fund. This responsibility requires that ALPS provide certain services and facilities including, but not limited to, the services of an administrator for the Fund and other personnel required by the Fund, office space, furniture, equipment, supplies, files and records, supervision of the maintenance of the books and records of the Fund, and the supervising of the relationship between the Fund and the stockholders, custodian, fund accounting agent, transfer agent and others, including the preparation of registration statements and proxy material.

     The Administration Agreement provides that it will remain in force and effect for an initial term of three years and from year to year thereafter provided that its continuance is specifically approved at least annually by a majority of the directors of the Fund. After the initial term, the Administration Agreement may be terminated without penalty at any time by the Board of Directors of the Fund or by the

Administrator upon at least ninety days written notice.

     As consideration for furnishing such administration services, the Administration Agreement provides that ALPS will receive a monthly management fee equal to the annual rate of .10% of the average daily net assets in the Fund up to $250,000,000 and .075% of the average daily net assets of the Fund in excess of $250,000,000. At all times ALPS' fee will be no less than $5,000 per month in the first year of and $6,250 per month in years two and three.

DISTRIBUTOR

     ALPS Mutual Funds Services, Inc. 370 17th Street, Suite 3100, Denver, Colorado 80202 serves as the Distributor and principal underwriter of the Fund's shares without compensation and bears the expense of distribution of the shares of the Fund.

CUSTODIAN

     Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263, is retained as Custodian for the Fund.

TRANSFER AGENT

     The Fund's transfer agent and dividend disbursing agent is National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.


CAPITAL STOCK

     The Fund was organized as a corporation in the state of Delaware on November 13, 1958. The authorized capitalization of the Fund consists of indefinite shares of capital stock, all of one class, having a par value of $1.00 per share. All shares participate equally in dividends and distributions and in net assets on liquidation. The shares are fully paid and non-assessable: they have no preference, pre-emptive, conversion, or exchange rights.
Fractional share interests have proportionate dividend and redemption rights, but no voting rights.

     Each full share has one vote, except that each stockholder entitled to vote at any election of directors has the right to cumulate his votes. Under the cumulative voting method, each stockholder is entitled to cast a total number of votes equal to the number of directors to be elected multiplied by the number of his shares. The total number of cumulative votes may be cast for one candidate or distributed among any number of candidates.

     Stockholder inquiries concerning the Fund should be directed to an Investor Services Representative by calling (800) 639-3935.

REPORTS TO STOCKHOLDERS

     The Fund issues semi-annual and annual reports to its stockholders listing securities held in its portfolio, complete financial statements, and other information. The financial statements of the Fund are audited annually by independent public accountants.

DISTRIBUTIONS AND TAXES

     The Fund has qualified and intends to continue to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). In any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net investment income, the Fund will be relieved of Federal income tax on the net investment income and net realized capital gains distributed to stockholders. One of the requirements the Fund must meet in order to qualify under Subchapter M as a regulated investment company is that at least 90% of the Fund's gross income be derived from certain sources, which include dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities. In addition the Fund must meet certain asset diversification requirements.

     The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend. Net investment income and net short-term capital gains distributed by the Fund, if any, will be taxable to stockholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund, and distributed, will be taxable to stockholders as long-term capital gains regardless of the length of time investors have held their shares.

     A 4% non-deductible excise tax is imposed on a regulated investment company which fails to distribute to its stockholders a specified amount of its taxable ordinary income and capital gains during a calendar year.

     The Fund may be required to withhold for Federal income taxes 31% of distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or make required representations, or who have been notified by the Internal Revenue Service they are subject to back-up withholding. Corporate stockholders, and other stockholders specified by the Internal Revenue Code, are exempt from back-up withholding.

    Dividends from net investment income are taxable to the shareholders as ordinary income and are generally eligible, in the case of corporations, for the 70% deduction for corporate shareholders provided by the Internal Revenue Code. Capital gains distributions do not qualify for such exclusion. For the fiscal year ended November 30, 1997, there was a $.28 dividend paid from investment income of the Fund which was eligible for such exclusion. Stockholders who are citizens or residents of the United States pay federal taxes at capital gains rates on long-term capital gains which are distributed to them, whether or not reinvested in the Fund, and regardless of the period of time that such shares have been owned by the stockholders. Advice as to the tax status and amount of each year's dividends and distributions will be mailed annually.

HOW TO INVEST

This section tells you how to purchase, exchange and redeem your shares. It also explains various services and features offered in connection with your account. Please call the Fund at 1-800-639-3935 to speak with an Investor Services Representative if you have any questions or need information. ALPS Mutual Funds Services, Inc. is the distributor for the Fund and Stonebridge Aggressive Growth Fund, Inc. (collectively, the "Stonebridge Funds") and has as its principal office 370 17th Street, Suite 3100, Denver, CO 80202.

HOW TO OPEN AND ADD TO YOUR ACCOUNT

You may open an account and purchase shares of the Fund by completing an Account Application and returning it to Stonebridge with your check made payable to the Fund. You may obtain an Account Application by calling 1-800-639-3935.


To Open An Account
---------------------------

By Mail Send a completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247.

In Person                    Bring your completed Account Application and a
                             check or money order payable to Stonebridge Growth
                             Fund, 370 17th Street, Suite 3100, Denver, CO
                             80202.

Automatically (from your     Complete the Automatic Investment Plan Section of
bank account)                your new Account Application or Account Options
                             form to have money automatically withdrawn from your bank account ($100 minimum per transaction after your account is opened), and return it to Stonebridge Funds, P.O. Box 419247, Kansas City, MO
                             64141-9247.

By Wire                      Call 1-800-639-3935 to receive wiring instructions.

To Add An Account
---------------------------

By Mail Send a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. Specify your account number and the name of the Fund(s) in which you are investing.

In Person                    Bring your check or money order payable to
                             Stonebridge Growth Fund, 370 17th Street, Suite
                             3100, Denver, CO 80202.

Automatically (from your     Complete at any time an Automatic Investment Plan
bank account)                application to have $100 or more automatically
                             withdrawn from your bank account monthly. Call
                             1-800-639-3935 to receive an application.

By Wire                      Call 1-800-639-3935 to receive wiring instructions.


MINIMUM INVESTMENTS                                           Amount

To open a new account                                         $1,000
To open a new retirement or certain other accounts            $1,000
To open a new account with an Automatic Investment Plan       $    0
To add to any type of an account                              $  100


Please note: Third-party checks will not be accepted for the purchase of shares of the Fund.

The Fund reserves the right to expand the continuing offering of shares and to reject any purchase orders in its sole discretion.

HOW TO EXCHANGE FUND SHARES

You may exchange your Fund shares for shares of Stonebridge Aggressive Growth. Exchanges must be at least $1,000 in value per transaction. You should first read the prospectus for the Stonebridge Aggressive Growth Fund. For further information on the exchange privilege, please call an Investor Services Representative at 1-800-639-3935.

Stonebridge Funds may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

By Telephone               Call 1-800-639-3935, and give the account name,
                           account number, name of Fund and amount of exchange
                           ($1,000 minimum).

By Mail                    Send a written request to: Stonebridge Funds, P.O.
                           Box 419247, Kansas City, MO 64141-9247. Submit any share certificates being exchanged, endorsed for transfer.

                           Your written request must:

                           - be signed by each account owner
                           - state the number or dollar amount of shares to be
                             exchanged
                           - include your account number or tax identification
                             number

HOW TO REDEEM FUND SHARES

You may redeem your Fund shares on any business day. If you have any questions on how to redeem your shares, please call an Investor Services Representative at 1-800-639-3935.

Your shares will be redeemed at the current-day closing price if you call before the NYSE close (normally, 4:00 p.m. Eastern Time on a business day.) Otherwise, you will receive the closing price on the next business day.

Redemption proceeds generally will be sent by check to the shareholder(s) of record at the address of record within 7 days after receipt of a valid redemption request.

If you have authorized the wire redemption service, your redemption proceeds will be wired directly into your designated bank account, normally within 3 business days after receipt of a valid redemption request. A wire fee of $10 will be added to your redemption request. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

If you have selected the Systematic Withdrawal Plan, your redemption proceeds will be electronically transferred to your designated bank account within 7 days after withdrawal on approximately the 20th day of the month.

If the shares being redeemed were purchased by check, telephone or through the Automatic Investment Program, the Fund may delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase check to clear.

Back-up withholding is deducted if your account has no tax identification number. In this situation, the Fund must remit 31% of redemption proceeds and dividend distributions to the IRS as an advance tax payment. Back-up withholding should not apply if you provided your tax identification number on your account application or on IRS Form W-9.

The Fund has filed an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one stockholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

By Telephone                   Call 1-800-639-3935 and give the account name,
(Available only if you         account number, name of Fund and amount of
check the appropriate box      redemption ($1,000 minimum).
on the Account Application).


Not available for              If you do not have and would like to add the
retirement accounts or         telephone redemption feature, send a written
shares held in                 request to Stonebridge Funds, P.O. Box 419247,
certificate form.              Kansas City, MO 64141-9247. The request must be
                               signed (and signatures guaranteed) by each account owner.


The Fund may impose a dollar limit on telephone redemptions.

In Person        During normal business hours, bring your written request to:

                 Stonebridge Funds
                 370 17th Street
                 Suite 3100
                 Denver, CO  80202

By Mail Send a written request to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. Submit any share certificates being redeemed, endorsed for transfer.

                 Your written request must:

                 - be signed by each account owner; a signature guarantee is required for any redemption over $10,000 or any redemption being mailed to any address or payee other than that which is on record;
                 - state the number or dollar amount of shares to be redeemed;
                 - include your account number and tax identification number.

By Wire Call 1-800-639-3935 or write Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. You will need to provide account name and number, name of Fund and amount of redemption ($1,000 minimum per transaction if made by wire).

                 If you have already opened your account and would like to have the wire redemption feature, send a written request to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. The request must be signed (and signatures guaranteed) by each account owner.

                 The Fund charges a fee of $10 for wire transfers which is added to any redemption (your proceeds are reduced by $10 in the event there is an insufficient amount remaining). In addition, your bank may charge a fee for receiving a wire.

By Systematic    Request monthly or quarterly withdrawals of $50 or more in
Withdrawal       multiples of $10. Participation requires $10,000 in the Fund.

GENERAL ACCOUNT POLICIES

SYSTEMATIC CASH WITHDRAWAL PLAN

     A stockholder owning $10,000 or more of Fund shares at net asset value may establish a Systematic Cash Withdrawal Plan (a "Withdrawal Plan") upon completion of an authorized form. Qualified participants may then receive monthly or quarterly checks of $50 or more in multiples of $10 as they choose. The redemption is made on the 20th day of the month and payment is made within seven days thereafter. These payments are drawn from shares redeemed from the stockholder's account to meet the payment amounts requested. To the extent that these redemptions exceed dividends and capital gains distributions, participants will eventually deplete their investments, particularly if the net asset value of the Fund decreases. A systematic withdrawal participant may discontinue receiving payments at any time, and resume them at any time thereafter. The Fund also reserves the right to cancel any Withdrawal Plan.

    Under this program, all dividends and capital gains distributions are automatically reinvested, and share certificates are not issued. Amounts paid to stockholders should not be considered income. No particular amount of periodic or quarterly payments is recommended. An authorization form may be obtained from the Fund upon request.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature
             ---
guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

 . Transferring ownership of an account.
 . Redemption check is more than $10,000.
 . Redemption check is being mailed to an address other than the address of record
 . Redemption check is being mailed to an address which has been changed within the last 30 days of the redemption request without a signature guarantee.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

REDEMPTION OF LOW BALANCE ACCOUNTS

If your account balance falls below $1,000 as a result of redemption a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $100 per month. If the action is not taken within 90 days after notice, your account may be closed and the proceeds sent to you at the address of record. We reserve the right to increase investment minimums.

INVOLUNTARY REDEMPTIONS

We reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. In the case of activity believed detrimental to the Fund, we will provide written notice to you or your representative prior to closing your account.

TELEPHONE TRANSACTIONS

You may choose to initiate certain transactions by telephone subject to your authorization. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. The Fund's procedures will involve verification of a form of personal identification. It may be difficult to reach the Fund by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

ADDRESS CHANGES

To change the address on your account, call 1-800-639-3935 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new addresses. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required.

PRICE OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the net asset value ("NAV") next calculated after your request and payment, if required, are received by the transfer agent in proper form. A Fund's NAV is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. (Eastern time), on each day that the NYSEis open.

In order to receive a day's price, your order must be received by the transfer agent by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next day. To be in proper form, your order must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase orders will be processed at the NAV next determined after the Service Organization acting their behalf receives the purchase order.

The Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. The Fund's investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Directors. Debt securities with maturities of 60 days or less are valued at amortized cost, which generally equals market value.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

You may purchase or sell Fund shares through an account you have with Stonebridge Capital Management, any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than the Fund requires. Service Organizations may also impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders who invest in the Fund directly.

A Service Organization may receive fees from Stonebridge Capital Management for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or Stonebridge Capital Management with respect to their customers' assets invested in the Fund. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Fund is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

MAILING INFORMATION

The Fund or your Service Organization will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration with the exception of automatic investment plan transaction and dividend reinvestment transactions. These transactions are reflected on a statement which is sent to you on a quarterly basis.

A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the the fund.

Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated.

CERTIFICATES

The Fund will issue share certificates upon written request only. Lost share certificates may require a fee for reissue.

DISTRIBUTION SCHEDULE

        Income Dividends                 Capital Gains
        ----------------                 -------------
        Declared and paid in December    Declared and paid in December

When you open an account, you must specify on your Account Application whether you want to receive your distributions in cash. Otherwise, all distributions will be reinvested. You may change your distribution option at any time by writing or calling 1-800-639-3935.

Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which have been declared but not paid should be carefully considered. Any such dividends or capital gains distributions paid to an investor shortly after the purchase of shares by the investor will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distribution, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

                         STONEBRIDGE GROWTH FUND, INC.
                          370 17th Street, Suite 3100
                            Denver, Colorado 80202

    STONEBRIDGE GROWTH FUND, INC.                 STONEBRIDGE GROWTH FUND, INC.
                                                   370 17th Street, Suite 3100
                                                      Denver, Colorado 80202

       OFFICERS AND DIRECTORS

CRAIG B. BURGER, Vice President
DEBRA L. NEWMAN, President and Treasurer
RICHARD C. BARRETT, Chairman, Board of Directors, and Vice President CHAD S. CHRISTENSEN, Vice President
JAMES V. HYATT, Secretary
SELVYN B. BLEIFER, M.D., Director
MARVIN FREEDMAN, Director
CHARLES F. HAAS, Director
WILLIAM H. TAYLOR, II, Director

                INVESTMENT ADVISER
   Stonebridge Capital Management, Incorporated
              1801 Century Park East
           Los Angeles, California 90067

                    DISTRIBUTOR
         ALPS Mutual Funds Services, Inc.
           370 17th Street, Suite 3100
              Denver, Colorado  80202

                  TRANSFER AGENT
         National Financial Data Services
                  1004 Baltimore
           Kansas City, Missouri  64105

                     CUSTODIAN
                 Fifth Third Bank
                Fifth Third Center
              Cincinnati, Ohio  45263

                     AUDITORS
               Hein + Associates LLP
717 17th Street, Suite 1600, Denver, Colorado 80202



                                                               PROSPECTUS
                                                             MARCH 30, 1998

                      STATEMENT OF ADDITIONAL INFORMATION


                         STONEBRIDGE GROWTH FUND, INC.
                          370 17th Street, Suite 3100
                            Denver, Colorado  80202
                                 (800) 639-3935

--------------------------------------------------------------------------------

Stonebridge Growth Fund, Inc. (the "Fund") is a no-load, diversified, open-end investment company commonly known as a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated March 30, 1998 (the "Prospectus") which may be obtained without charge by writing or calling the Fund. This Statement of Additional Information is intended to furnish investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.



                               TABLE OF CONTENTS

                                                                   PAGE

Investment Objectives, Policies and Restrictions.................   2

Management of the Registrant.....................................   5

Investment Advisory and Other Services...........................   7

Brokerage Transactions...........................................   7

Pricing..........................................................   8

Taxation.........................................................   9

Performance Information..........................................  10

Financial Statements.............................................  11





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED BY WRITING STONEBRIDGE GROWTH FUND, INC., 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202, (800) 639-3935.

                                MARCH 30, 1998

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

   Information concerning the Fund's fundamental investment objectives is set forth in the Prospectus under the heading "Objectives and Investment Policies." The Fund's principal objectives are long-term growth of capital and increased future income through investments primarily in common stocks. Immediate income return is a secondary consideration. In order to achieve its investment objectives, the Fund invests in securities of companies which appear to have good prospects for increased earnings and dividends, and uses certain other investment techniques in an effort to enhance income and reduce market risks.

   Bank Certificates of Deposit and Bankers' Acceptance. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase meet certain credit standards.

   Repurchase Agreements. Pursuant to a repurchase agreement, the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will be fully collateralized at all times in an amount at least equal to the purchase price. The instruments held as collateral are valued daily. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund will only enter into repurchase agreements with financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

   Options and Futures Transactions. The Fund intends to limit its transactions in options to writing covered call options on stocks and stock indexes, purchasing put options on stocks and stock indexes, and closing out such options in closing transactions. The Fund intends to limit its transactions in futures contracts (contracts to purchase or sell an underlying instrument at a future date), to purchasing and selling stock index and foreign currency futures contracts, and to the purchase of related options. Transactions in such options and futures contracts may afford the Fund the opportunity to hedge against a decline in the value of securities it owns, may provide a means for the Fund to generate additional income on its investments, or may provide opportunities for capital appreciation.

   In purchasing futures contracts and related options the Fund will comply with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool operator." CFTC regulations require, among other things, that futures be used
(1) solely for "bona fide hedging" purposes, as defined in CFTC regulations, and
(2) other positions for the establishment of which the aggregate initial margin and option premiums (less the amount by which such options are "in the money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contract it has entered into). The extent to which the Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

   The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information and the Prospectus, are not fundamental policies and may be changed by the Board of Directors without stockholder approval as regulatory agencies permit. The Fund will not modify the above limitations to increase the permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Fund's stockholders.

   Options on Securities. The Fund may write covered call options on securities it owns to attempt to realize, through the receipt of premium income, a greater return than would be realized on the securities alone. In return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security above the option's exercise price for the life of the option (or until a closing transaction can be effected). The Fund also gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the option's exercise price at any time during the life of the option. The Fund retains the full risk of a decline in the price of the underlying security held to cover the call for as long as its obligation as a writer continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

   The principal purpose of writing a covered put option would be to realize income in the form of the option premium, in return for which the Fund would assume the risk of a decline in the price of the underlying security below the option's exercise price less the premium received. The Fund's potential profit from writing a put option would be limited to the premium received.

   When the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing at the current market price an option identical as to underlying instrument, exercise price and expiration date to the option written by the Fund. The Fund may not effect a closing purchase transaction, however, after it has been notified that the option it has written has been exercised. When the Fund has purchased an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option identical to the option it has purchased. There is no guarantee that closing transactions can be effected.

   The Fund will realize a profit from a closing transaction if the price at which the option is closed out is less than the premium received for writing the option or more than the premium paid for purchasing the option. Similarly, the Fund will realize a loss from a closing transaction if the price at which the option is closed out is more than the premium received or less than the premium paid. Transaction costs for opening and closing option positions must be taken into account in these calculations.

   The Fund may purchase put options on securities it owns to attempt to protect those securities against a decline in market value during the term of the option. To the extent that the value of the securities declines, the Fund may exercise the option and sell the securities at the exercise price, and thereby may partially or completely offset the depreciation of the securities. If the price of the securities does not fall during the life of the option, the Fund may lose all or a portion of the premium it paid for the put option, and would lose the entire premium if an option were allowed to expire unexercised. Such a loss could, however, be offset entirely or in part if the value of the securities owned should rise.

   Options on Stock Indexes. The Fund may write covered call options on stock indexes to attempt to increase the return on its investments through the receipt of premium income. The Fund will cover index calls by owning securities whose price changes, in the opinion of the Fund's investment adviser, are expected to be similar to those of the index. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund would realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund would realize a loss in its call option position, which would reduce the benefit of any unrealized appreciation of the Fund's stock investments.

   The principal reason for writing a covered put option on a stock index would be to realize income in return for assuming the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes would increase the Fund's losses in the event of a market decline, although such losses would be offset in part by the premium received for writing the option. The Fund would cover put options on indexes by segregating assets equal to the option's exercise price, in the same manner as put options on securities.

   The Fund may purchase put options on stock indexes to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments did not decline as anticipated, or if the value of the option did not increase, the Fund's loss would be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

   Stock Index and Foreign Currency Futures and Options on Such Futures. The Fund may purchase and sell stock index and foreign currency futures contracts (as sell as purchases and sell related options) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow its range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

   No price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the value of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the value of the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund's investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market for such positions, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

   Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long positions (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

   Risks Associated with Futures and Related Options. Because of the imperfect correlation between movements in the price of a futures contract and movements in the price of the securities or currency which are the subject of the hedge, the price of the future may move more than or less than the price of the securities or currency being hedged. If the price of the future moves less than the price of the securities or currency which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities or currency, the Fund will experience either a loss or gain of the future which will not be completely offset by movements in the price of the securities or currency which are the subject of the hedge. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities or currency held in the Fund may decline.
If this occurred, the Fund would lose money on the future and also experience a decline in value of its portfolio.

   Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash or cash equivalents in securities or options in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currency being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or currency movements by the Fund's investment adviser may still not result in a successful hedging transaction over a short time frame. Moreover, if the Fund's advisor is incorrect in such forecasts or interest rates or other applicable factors, the Fund would be in a worse position than if it had not hedged at all. In addition, the Fund's purchase and sale of options on indexes is subject to the risks described above with respect to options on securities.

   In the event of the bankruptcy of a broker though which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

   Short Sales Against the Box. The Fund may from time to time make short sales of securities if at the time of the short sale it owns or has the right to acquire, at no additional cost, an equal amount of the securities sold short. This investment technique is known as a "short sale against the box." While the short position is maintained, the Fund will collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve (presently 10% of the market value of the securities sold short). If the Fund engages in a short sale the collateral account will be maintained by the Fund's custodian or a duly qualified subcustodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. The Fund's Adviser currently anticipates that no more than 25% of the Fund's total assets would be invested in short sales against the box, but this limitation is a nonfundamental policy which could be changed by the Board of Directors of the Fund.

   The Fund may make a short sale against the box when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund want to sell the security it wants at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Interal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

    Restrictions. The Certificate of Incorporation of the Fund places certain restrictions upon its activities which may be amended only upon approval of a majority of the outstanding voting shares of the Fund. The Fund may not:

   (1) Purchase the securities of any issuer, except the United States Government, if after such purchase more than 5% of the total assets of the Fund would be invested in the securities of such issuer.

   (2) Purchase more than 10% of the outstanding securities of any class of any issuer including voting securities.

   (3) Make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities being sold short.

   (4) Purchase securities on margin except for short-term credits as are necessary for the clearance of transactions; provided, however, the Fund may make initial and variation margin payments in connection with purchase or sales of options or futures contracts.

   (5) Borrow any money except temporarily and for extraordinary or emergency purposes and then only in an amount not to exceed 10% of the total assets of the Fund taken at cost.

   (6) Lend any money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for the investment purposes is not considered a loan).

   (7)  Act as an underwriter of securities.

   (8) Invest in the securities of other investment companies if immediately after such investment the Fund will own (i) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (ii) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

   (9) Engage in activity which involves promotion or business management by the Fund.

   (10) Invest in any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer.

   (11) Purchase any real estate, real estate mortgage loans, or any commodities or commodity contracts, except that the Fund may buy and sell futures contracts and options.

   (12) Issue any senior securities.

   The Fund will not make any investment for the purpose of exercising control or management of any other corporation; nor will it invest in any security if the investment would subject the Fund to unlimited liability.

   The Board of Directors of the Fund has adopted a policy that the Fund will not invest in oil, gas and other mineral leases and, in addition to the restrictions on real estate investments contained in paragraph (11) above, the Fund will not purchase any real estate limited partnership interest. In addition, the Fund will not pledge, mortgage or hypothecate assets of the Fund taken at market value to an extent greater than 15% of the gross assets of the Fund taken at cost. The Fund will not invest in securities of companies which have a record of less than three years continuous operations if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in securities of such companies.

   Although the Fund's Certificate of Incorporation does not prohibit purchases of restricted securities, the Fund does not presently intend to purchase restricted securities.


MANAGEMENT OF THE REGISTRANT

OFFICERS AND DIRECTORS OF THE FUND

   Overall operations of the Fund are conducted by its officers under the control of the Board of Directors. The officers and directors of the Fund, their addresses and their principal occupation during the past 5 years are:

RICHARD C. BARRETT (age 55) - Vice President and Director*
    President and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President and Director, Stonebridge Aggressive Growth Fund, Inc.

DR. SELVYN B. BLEIFER, M.D. (age 67) - Director
    Physician, Cardiovascular Medical Group, 414 North Camden Drive, Beverly Hills, California 90212; Director, Stonebridge Aggressive Growth Fund, Inc.

MARVIN FREEDMAN (age 71) - Director
    Partner, Freedman, Broder & Angen, Certified Public Accountants, 2501 Colorado Avenue, Suite 350, Santa Monica, California 90404; Director, Stonebridge Aggressive Growth Fund, Inc.

CHARLES F. HAAS (age 83) - Director
    Retired motion picture and television director, 12626 Hortense Street, Studio City, California, 91604; Director, Stonebridge Aggressive Growth Fund, Inc.

WILLIAM H. TAYLOR, II (age 58) - Director
    General Partner, Taylor & Company (venture capital organization), 18730 Canyon Road, Sonoma California 91604; Director, Stonebridge Aggressive Growth Fund, Inc.

DEBRA L. NEWMAN (age 41) - President and Treasurer
    Executive Vice President, Chief Financial Officer, Secretary and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President and Treasurer, Stonebridge Aggressive Growth Fund, Inc.

CRAIG B. BURGER (age 40) - Vice President
    Senior Vice President and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President, Stonebridge Aggressive Growth Fund, Inc.

CHAD CHRISTENSEN (age 28) - Vice President
    Fund Controller, ALPS Mutual Funds Services, Inc., 370 17/th/ Street, Suite 3100, Denver, Colorado 80202; Vice President, Stonebridge Aggressive Growth Fund, Inc. and Assistant Treasurer, Westcore Trust.

JAMES V. HYATT (age 47) - Secretary
    General Counsel, ALPS Mutual Funds Services, Inc., 370 17/th/ Street, Suite 3100, Denver, Colorado 80202; Secretary, Stonebridge Aggressive Growth Fund, Inc. and First Funds Trust, and Assistant Secretary, Financial Investors Trust.

   As of December 15, 1997, officers and directors of the Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund.

   None of the officers of the Fund received any compensation from the Fund for his or her services during the fiscal year ended November 30, 1997. Each director who is not an "interested person" of the Fund is entitled to receive from the Fund $1,350 for each meeting of the Board of Directors. The following table sets forth more detailed compensation information for the directors of the Fund who are not affiliated with the Adviser during the fiscal year ended November 30, 1997:

__________________________
*"Interested person" of the Fund as defined by the Investment Company Act of 1940, as amended.



                                     COMPENSATION TABLE
                                                                                   Total
                                                                               Compensation
                               Aggregate    Pension or    Estimated Annual    From Fund and
                              Compensation  Retirement      Benefits Upon    Fund Complex/(1)/
        Director               From Fund     Benefits        Retirement     Paid to Directors
-----------------------------------------------------------------------------------------------

Marvin Freedman                  $2,350          $0                $0             $2,700
Selvyn B. Bliefer, M.D.           2,350           0                 0              2,700
Charles F. Haas                   2,350           0                 0              2,700
William H. Taylor II /2/              0           0                 0                150

  /1/ Stonebridge Aggressive Growth Fund, Inc. and the Fund comprise a "Fund Complex" as such term is defined in Item 22(a)(1)(v) of Rule 14a-101 of the Securities Exchange Act of 1934, because they have the same investment adviser.
  /2/  Elected to the Board of Directors of the Fund in 1997.

INVESTMENT ADVISORY AND OTHER SERVICES

          INVESTMENT ADVISOR. The Fund's investment adviser is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067 (the "Adviser"), which provides investment advisory services pursuant to an investment advisory agreement (the "Agreement") approved by the stockholders on August 1, 1997. The Adviser is engaged in the business of providing investment advice to [individual and institutional clients], and managed assets aggregating $523 million as of November 30, 1997. It currently has 13 employees. John G. Ayer owns 9.8%, Richard C. Barrett owns 39.2%, Debra
L. Newman owns 15.6%, and Karen H. Parris, Timothy G. Walt and Charles E. Woodhouse each owns 11.8% of the outstanding stock of the Adviser.

          Personnel of the Advisor may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, establishes procedures for personal investing, and restricts certain transactions. In addition, restrictions on the timing of personal investing in relation to trades by the Fund and on short-term trading have been adopted.

          The Agreement provides that the Adviser will not be liable for any error of judgment or loss suffered by the Fund, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Fund has agreed to indemnify the Adviser against liabilities, costs and expenses that the Adviser may incure in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of its duties or obligations under the Agreement. The Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Agreement.

          ADMINISTRATOR. The Fund's Administrator is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to its Administration Agreement with the Fund, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

          DISTRIBUTOR. The Fund's Distributor is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to its General Distribution Agreement with the Fund, the Distributor has agreed to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Fund, but is not obligated to sell any specified number of shares. The General Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement. Pursuant to the General Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and other applicable laws.

          CUSTODIAN. The Fund's Custodian is Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263. It receives and deposits all cash and receives and collects income from the Fund's investments. These institutions also receive and deliver securities bought or sold by the Fund. The Custodian has no part in the management or investment decisions of the Fund. The Custodian is entitled to receive compensation based on the market value of all assets in the aggregate, plus certain transaction based charges.

          TRANSFER AGENT. The Fund's transfer agent and dividend disbursing agent is National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105. As transfer agent, National Financial Data Services maintains the Fund's records for the stockholders who purchase shares. It accepts, confirms and processes payments for purchase and redemptions, and disburses and reinvests dividends and capital gains distributions, if any, made by the Fund to these stockholders. The fee paid to the transfer agent is based on a minimum fee, the number of open accounts and certain transaction based charges.

          INDEPENDENT ACCOUNTANTS. Hein + Associates LLP, Denver, Colorado (the "Auditors") serve as independent accountants to the Fund. The Auditors conduct the audit of the Fund's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund. The annual fee is estimated to be $16,500 per year.


BROKERAGE TRANSACTIONS

          Decisions to buy and sell securities for the Fund, assignment of its portfolio business and negotiation of its commission rates are made by the Adviser. It is the Fund's policy that the Adviser shall seek to obtain both quality research and bet execution' of purchase and sales transactions, and that the Adviser shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the broker's services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Research services furnished by brokers through whom the Fund effects security transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. Subject to periodic review by the Board of Directors, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. None of the broker/dealer firms with which the Fund conducts business is engaged in sales of shares of the Fund and none is affiliated with either the Fund or the Adviser.

          Statistical and research material furnished to the Adviser may be useful to the Adviser in providing services to clients other than the Fund. Similarly, such material furnished to the Adviser by brokers through which other clients of the Adviser trade may be useful in providing services to the Fund. The Board of Directors of the Fund reviews from time to time the extent and continuation of this practice.

          Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by other such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

          When the Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker, except in those circumstances where, in the opinion of the Fund, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

          The following provides information regarding the Fund's brokerage transactions during the fiscal years ended November 30, 1997, 1996, and 1995.

                                     ANNUAL              TOTAL
                               PORTFOLIO TURNOVER      BROKERAGE
                                      RATE          COMMISSIONS PAID
                               ------------------   ----------------

               1997                    41%              $ 85,997

               1996                    45%              $ 63,806

               1995                    38%              $ 67,890


          The Fund's anticipated annual portfolio turnover will normally be in the range of 25% to 75%. Portfolio turnover is a function of market shifts and relative valuation of individual securities and market sectors. The Fund's Adviser attempts to keep the Fund invested in those securities that have the potential to meet the Fund's growth objective and that represent the best relative value.

          The Fund has not acquired securities of any brokers or dealers, or the parent thereof, during the year ended November 30, 1997.

PRICING

          The Fund's public offering price per share, which is the net asset value per share, is determined once daily as of the close of the New York Stock Exchange ("NYSE") on each day it is open for trading. This price is applicable to all orders to buy or sell Fund shares received prior to the close of trading on the NYSE each day it is open. Orders received after such time are held until the next day on which the public offering price is determined.

          Securities listed or traded on a registered securities exchange are valued at the last sale price on the day of the computation or, if there is not a sale on that day, the last reported bid price. Where market quotations of over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used; however, for dates on which the last sale price is available from NASDAQ, or other source of equivalent reliability, the last sale price for such date is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value.

          Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

     The value of any other securities for which no market quotations are available and other assets will be determined at fair value in good faith by or pursuant to the policies adopted by the Board of Directors.

     Dividends receivable are treated as assets from the date on which stocks go ex-dividend.

     The net asset value per share is determined by dividing the total market value of all the Fund's portfolio securities and other assets, less all liabilities, by the total number of Fund shares outstanding.

INDIVIDUAL RETIREMENT ACCOUNT

     The Fund has available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Fund as a funding medium for individual retirement saving.

TRADITIONAL IRA

     For a "traditional" IRA, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

     Distributions of an individual's IRA assets (and earnings thereon) before the individuals attained age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the IRA are not taxed until distributed.

ROTH IRA

     For a "Roth IRA", an individual may contribute to an IRA for his or her nonworking spouse.

     Distributions of an individuals IRA assets (and earnings thereon) after the age of 59 1/2 and with certain other conditions met will not be included in the
                                                         ---
individual's gross income.

     The foregoing brief descriptions are not complete or definitive explanations of the various types of Individual Retirement Accounts. Any person who wishes to establish a retirement plan account may do so by contacting ALPS directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Fund recommends that investors consult with their attorneys or tax advisors.

TAXATION

     The Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) for taxable years beginning on or before August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. The avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year, if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and actually paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Dividends paid by the Fund are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     SALES OF SHARES. Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis or the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     BACKUP WITHHOLDING. The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

     FOREIGN INVESTMENTS. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to in clude in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass-through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

     Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Fund will operate so as to qualify for such reduced tax ratesor tax exemptions whenever practicable. The Fund may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund. Although the Fund intends to meet the requirements of the Code to "pass-through" such taxes, there can be no assurance that the Fund will be able to do so.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

YEAR 2000

     The services provided by the Fund's investment adviser, administrator, principal underwriter, transfer agent and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the year 2000 to avoid errors when storing dates and making date-related calculations. The Fund understands that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

PERFORMANCE INFORMATION

     The Fund may from time to time advertise total returns, compare Fund performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

     The total return for the Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where     P=   a hypothetical initial payment of $1,000.
          T=   average annual total return.
          n=   number of years.
          ERV= ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.



     TOTAL RETURNS FOR THE FUND HAS BEEN AS FOLLOWS:
     -----------------------------------------------

                         1997            19.79%
                         1996            21.46%
                         1995            23.50%
                         1994             2.81%
                         1993           (1.22)%
                         1992             8.29%
                         1991            23.53%
                         1990              .46%
                         1989            27.89%
                         1988            18.37%
                         1987           (5.22)%

       Performance information for the Fund may be compared to various unmanaged indices, such as S&P 500 and indices prepared by Lipper Analytical Services. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

     Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Fund and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, variations in sales charges and risk/reward considerations.


FINANCIAL STATEMENTS

     The financial statements in the 1997 Annual Report and Semi-Annual Report are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by the Fund's independent accountants, Hein + Associates LLP, whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. The financial statements in the Semi-Annual Report have been prepared by the Fund and are not audited. Additional copies of the Annual Report and Semi-Annual Report may be obtained at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.